                                                                     Exhibit 4.2

                                THE CORPORATEPLAN
                                FOR RETIREMENT(SM)

                          (PROFIT SHARING/401(K) PLAN)

                            A FIDELITY PROTOTYPE PLAN

                   NON-STANDARDIZED ADOPTION AGREEMENT NO. 001
                                  FOR USE WITH
                       FIDELITY BASIC PLAN DOCUMENT NO. 02

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                               ADOPTION AGREEMENT
                                    ARTICLE 1
                   NON-STANDARDIZED PROFIT SHARING/401(K) PLAN

1.01     PLAN INFORMATION

         (a)      NAME OF PLAN:

                  This is the Amkor Technology, Inc., 401(K) Plan (the " Plan ")

         (b)      TYPE OF PLAN:

                  (1)      [X]      401(k) Only

                  (2)      [ ]      401(k) and Profit Sharing

                  (3)      [ ]      Profit Sharing Only

         (c)      ADMINISTRATOR NAME (IF NOT THE EMPLOYER):

                  ______________________________________________________________

                  Address:            __________________________________________

                                      __________________________________________

                  Telephone Number:   __________________________________________

                  The Administrator is the agent for service of legal process for the Plan.

         (d)      PLAN YEAR END (month/day):   12/31

         (e)      THREE DIGIT PLAN NUMBER:     001

         (f)      LIMITATION YEAR (check one):

                  (1)      [X]      Calendar Year

                  (2)      [ ]      Plan Year

                  (3)      [ ]      Other: _______________

         (g)      PLAN STATUS (check appropriate box (es)):

                  (1)      [ ]      New Plan Effective Date: _______________

                  (2)      [X]      Amendment Effective Date: 12/11/2002

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                           This is (check one):

                           (A)      [X]      an amendment and restatement of a
                                             Basic Plan Document No. 02 Adoption
                                             Agreement previously executed by
                                             the Employer; or

                           (B)      [ ]      a conversion to a Basic Plan
                                             Document No. 02 Adoption Agreement.

                                    The original effective date of the Plan:
                                    1/1/1986

                  (3)      [X]      This is an amendment and restatement of the
                                    Plan and the Plan was not amended prior to the effective date specified in Subsection
                                    1.01(g)(2) above to comply with the
                                    requirements of the Acts specified in the Snap Off Addendum to the Adoption Agreement.
                                    The provisions specified in the Snap Off
                                    Addendum are effective as of the dates
                                    specified in the Snap Off Addendum, which dates may be prior to the Amendment
                                    Effective Date. Please read and complete, if necessary, the Snap Off Addendum to the Adoption Agreement.

                  (4)      [ ]      SPECIAL EFFECTIVE DATES - Certain provisions
                                    of the Plan shall be effective as of a date other than the date specified above. Please complete the Special Effective Dates
                                    Addendum to the Adoption Agreement
                                    indicating the affected provisions and their effective dates

                  (5)      [ ]      PLAN MERGER EFFECTIVE DATES. Certain plan(s)
                                    were merged into the Plan and certain
                                    provisions of the Plan are effective with respect to the merged plan(s) as of a date other than the date specified above. Please complete the Special Effective Dates
                                    Addendum to the Adoption Agreement
                                    indicating the plan(s) that have merged into the Plan and the effective date(s) of such merger(s).

1.02     EMPLOYER

         (a)      EMPLOYER NAME:    Amkor Technology, Inc

                  Address:          1900 S. Price Road

                                    Chandler, AZ  85248

                  Contact's Name:   Mr. Mike Gentry

                  Telephone Number: (480) 821-2408 Ext. 5012

                  (1)      Employer's Tax Identification Number: 23-1722724

                  (2)      Employer's fiscal year end: 12/31

                  (3)      Date business commenced:    3/9/1970

         (b) THE TERM "EMPLOYER" INCLUDES THE FOLLOWING RELATED EMPLOYER(S) (AS DEFINED IN SUBSECTION 2.01(rr)) (list each participating Related Employer and its Employer Tax Identification Number):

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

1.03     TRUSTEE

         (a)      TRUSTEE NAME: Fidelity Management Trust Company
                  Address:      82 Devonshire Street
                                Boston, MA 02109

1.04     COVERAGE

         ALL EMPLOYEES WHO MEET THE CONDITIONS SPECIFIED BELOW SHALL BE ELIGIBLE TO PARTICIPATE IN THE PLAN:

         (a)      AGE REQUIREMENT (check one):

                  (1)      [X]      no age requirement.

                  (2)      [ ]      must have attained age:________(NOT TO
                                    EXCEED 21).

         (b)      ELIGIBILITY SERVICE REQUIREMENT

                  (1)      ELIGIBILITY TO PARTICIPATE IN PLAN (check one):

                           (A)      [X]      no Eligibility Service requirement.

                           (B)      [ ]      _____(NOT TO EXCEED 11) months of
                                             Eligibility Service requirement (no
                                             minimum number Hours of Service can
                                             be required).

                           (C)      [ ]      one year of Eligibility Service
                                             requirement (at least 1,000 Hours
                                             of Service are required during the
                                             Eligibility Computation Period).

                           (D)      [ ]      two years of Eligibility Service
                                             requirement (at least 1,000 Hours
                                             of Service are required during each
                                             Eligibility Computation Period).
                                             (DO NOT SELECT IF OPTION
                                             1.01(b)(1), 401(k) ONLY, IS
                                             CHECKED, UNLESS A DIFFERENT
                                             ELIGIBILITY SERVICE REQUIREMENT
                                             APPLIES TO DEFERRAL CONTRIBUTIONS
                                             UNDER OPTION 1.04(b)(2).)

                                    NOTE: If the Employer selects the two year
                                    Eligibility Service requirement, then
                                    contributions subject to such Eligibility
                                    Service requirement must be 100% vested when made.

                  (2)      [X]      SPECIAL ELIGIBILITY SERVICE REQUIREMENT FOR
                                    DEFERRAL CONTRIBUTIONS AND/OR MATCHING
                                    EMPLOYER CONTRIBUTIONS:

                           (A) The special Eligibility Service requirement applies to (check the appropriate box(es)):

                                    (i)      [ ]      Deferral Contributions.

                                    (ii)     [X]      Matching Employer
                                                      Contributions.

                           (B) The special Eligibility Service requirement is: (C) (Fill in (A), (B), or (C) from Subsection 1.04(b)(1) above).

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

         (c)      ELIGIBLE CLASS OF EMPLOYEES (check one):

                  NOTE: The Plan may not cover employees who are residents of Puerto Rico. These employees are automatically excluded from the eligible class, regardless of the Employer's selection under this Subsection 1.04(c).

                  (1)      [ ]      includes all Employees of the Employer.

                  (2)      [X]      includes all Employees of the Employer
                                    except for (check the appropriate box(es)):

                           (A)      [X]      employees covered by a collective
                                             bargaining agreement.

                           (B)      [ ]      Highly Compensated Employees as
                                             defined in Code Section 414(q).

                           (C)      [X]      Leased Employees as defined in
                                             Subsection 2.01(cc).

                           (D)      [X]      nonresident aliens who do not
                                             receive any earned income from the
                                             Employer which constitutes United
                                             States source income.

                           (E)      [ ]      other:

                                             ___________________________________

                                             ___________________________________

                                    NOTE: The Employer should exercise caution when excluding employees from participation in the Plan. Exclusion of employees may adversely affect the Plan's satisfaction of the minimum coverage requirements, as provided in Code Section 410(b).

         (d)      THE ENTRY DATES SHALL BE (check one):

                  (1)      [ ]      immediate upon meeting the eligibility
                                    requirements specified in Subsections
                                    1.04(a), (b), and (c).

                  (2)      [ ]      the first day of each Plan Year and the
                                    first day of the seventh month of each Plan
                                    Year.

                  (3)      [ ]      the first day of each Plan Year and the
                                    first day of the fourth, seventh, and tenth months of each Plan Year.

                  (4)      [X]      the first day of each month.

                  (5)      [ ]      the first day of each Plan Year. (DO NOT
                                    SELECT IF THERE IS AN ELIGIBILITY SERVICE
                                    REQUIREMENT OF MORE THAN SIX MONTHS IN
                                    SUBSECTION 1.04(b) OR IF THERE IS AN AGE
                                    REQUIREMENT OF MORE THAN 20 1/2 IN
                                    SUBSECTION 1.04(a).)

         (e)      [ ]      SPECIAL ENTRY DATE(s) - In addition to the Entry
                           Dates specified in Subsection 1.04(d) above, the following special Entry Date(s) apply for Deferral and/or Matching Employer Contributions. (SPECIAL
                           ENTRY DATES MAY ONLY BE SELECTED IF OPTION
                           1.04(b)(2), SPECIAL ELIGIBILITY SERVICE REQUIREMENT,
                           IS CHECKED. THE SAME ENTRY DATES MUST BE SELECTED FOR
                           CONTRIBUTIONS THAT ARE SUBJECT TO THE SAME
                           ELIGIBILITY SERVICE REQUIREMENTS.)

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                  (1) The special Entry Date(s) shall apply to (check the appropriate box(es)):

                           (A)      [ ]      Deferral Contributions.

                           (B)      [ ]      Matching Employer Contributions.

                  (2)      The special Entry Date(s) shall be: ___ (Fill in (1),
                           (2), (3), (4), or (5) from Subsection 1.04(d) above).

         (f) DATE OF INITIAL PARTICIPATION - An Employee shall become a Participant unless excluded by Subsection 1.04(c) above on the Entry Date immediately following the date the Employee completes the service and age requirement(s) in Subsections 1.04(a) and (b), if any, except (check one):

                  (1)      [X]      no exceptions.

                  (2)      [ ]      Employees employed on the Effective Date in
                                    Subsection 1.01(g)(1) or (2) shall become
                                    Participants on that date.

                  (3)      [ ]      Employees who meet the age and service
                                    requirement(s) of Subsections 1.04(a) and
                                    (b) on the Effective Date in Subsection
                                    1.01(g)(1) or (2) shall become Participants on that date.

1.05     COMPENSATION

         COMPENSATION FOR PURPOSES OF DETERMINING CONTRIBUTIONS SHALL BE AS DEFINED IN SECTION 5.02, MODIFIED AS PROVIDED BELOW.

         (a) COMPENSATION EXCLUSIONS: Compensation shall exclude the item(s) listed below for purposes of determining Deferral Contributions, Employee Contributions, if any, and Qualified Nonelective Employer Contributions, or, if Subsection 1.01(b)(3), Profit Sharing Only, is selected, Nonelective Employer Contributions. Unless otherwise indicated in Subsection 1.05(b), these exclusions shall also apply in determining all other Employer-provided contributions. (Check the appropriate box(es); Options (2), (3), (4), (5), and (6) may not be elected with respect to Deferral Contributions if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, is checked):

                  (1)      [ ]      No exclusions.

                  (2)      [ ]      Overtime Pay.

                  (3)      [X]      Bonuses.

                  (4)      [X]      Commissions.

                  (5)      [X]      The value of a qualified or a non-qualified
                                    stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

                  (6)      [ ]      Severance Pay.

         (b)      SPECIAL COMPENSATION EXCLUSIONS FOR DETERMINING
                  EMPLOYER-PROVIDED CONTRIBUTIONS IN ARTICLE 5 (either (1) or
                  (2) may be selected, but not both):

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                  (1)      [ ]      Compensation for purposes of determining
                                    Matching, Qualified Matching, and
                                    Nonelective Employer Contributions shall exclude: ___________ (Fill in number(s) for item(s) from Subsection 1.05(a) above that apply.)

                  (2)      [ ]      Compensation for purposes of determining
                                    Nonelective Employer Contributions only
                                    shall exclude: __________ (Fill in number(s) for item(s) from Subsection 1.05(a) above that apply.)

                           NOTE: If the Employer selects Option (2), (3), (4),
                           (5), or (6) with respect to Nonelective Employer Contributions, Compensation must be tested to show that it meets the requirements of Code Section 414(s) or 401(a)(4). These exclusions shall not apply for purposes of the "Top Heavy" requirements in Section 15.03, for allocating safe harbor Matching Employer Contributions if Subsection 1.10(a)(3) is selected, for allocating safe harbor Nonelective Employer Contributions if Subsection 1.11(a)(3) is selected, or for allocating non-safe harbor Nonelective Employer Contributions if the Integrated Formula is elected in Subsection 1.11(b)(2).

         (c) COMPENSATION FOR THE FIRST YEAR OF PARTICIPATION - Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee's Compensation (check one):

                  (1)      [ ]      for the entire Plan Year.

                  (2)      [X]      for the portion of the Plan Year in which
                                    the Employee is eligible to participate in the Plan.

                           NOTE: If the initial Plan Year of a new Plan consists of fewer than 12 months from the Effective Date in Subsection 1.01(g)(1) through the end of the initial Plan Year, Compensation for purposes of determining the amount of contributions, other than non-safe harbor Nonelective Employer Contributions, under the Plan shall be the period from such Effective Date through the end of the initial year. However, for purposes of determining the amount of non-safe harbor Nonelective Employer Contributions and for other Plan purposes, where appropriate, the full 12-consecutive-month period ending on the last day of the initial Plan Year shall be used.

1.06     TESTING RULES

         (a) ADP/ACP PRESENT TESTING METHOD - The testing method for purposes of applying the "ADP" and "ACP" tests described in Sections 6.03 and 6.06 of the Plan shall be the (check one):

                  (1)      [X]      CURRENT YEAR TESTING METHOD - The "ADP" or
                                    "ACP" of Highly Compensated Employees for the Plan Year shall be compared to the "ADP" or "ACP" of Non-Highly Compensated Employees for the same Plan Year. (MUST CHOOSE IF
                                    OPTION 1.10(a)(3), SAFE HARBOR MATCHING
                                    EMPLOYER CONTRIBUTIONS, OR OPTION
                                    1.11(a)(3), SAFE HARBOR FORMULA, WITH
                                    RESPECT TO NONELECTIVE EMPLOYER
                                    CONTRIBUTIONS IS CHECKED.)

                  (2)      [ ]      PRIOR YEAR TESTING METHOD - The "ADP" or
                                    "ACP" of Highly Compensated Employees for the Plan Year shall be compared to the "ADP" or "ACP" of Non-Highly Compensated Employees for the immediately preceding Plan Year. (DO
                                    NOT CHOOSE IF OPTION 1.10(a)(3), SAFE HARBOR
                                    MATCHING EMPLOYER CONTRIBUTIONS, OR OPTION
                                    1.11(a)(3), SAFE HARBOR FORMULA, WITH
                                    RESPECT TO NONELECTIVE EMPLOYER
                                    CONTRIBUTIONS IS CHECKED.)

                  (3)      [ ]      Not applicable. (ONLY IF OPTION 1.01(b)(3),
                                    PROFIT SHARING ONLY, IS CHECKED OR OPTION
                                    1.04(c)(2)(B), EXCLUDING ALL HIGHLY
                                    COMPENSATED EMPLOYEES FROM THE ELIGIBLE
                                    CLASS OF EMPLOYEES, IS CHECKED.)

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                  NOTE: Restrictions apply on elections to change testing methods that are made after the end of the GUST remedial amendment period.

         (b)      FIRST YEAR TESTING METHOD - If the first Plan Year that the

                  Plan, other than a successor plan, permits Deferral Contributions or provides for either Employee or Matching Employer Contributions, occurs on or after the Effective Date specified in Subsection 1.01(g), the "ADP" and/or "ACP" test for such first Plan Year shall be applied using the actual "ADP" and/or "ACP" of Non-Highly Compensated Employees for such first Plan Year, unless otherwise provided below.

                  (1)      [ ]      The "ADP" and/or "ACP" test for the first
                                    Plan Year that the Plan permits Deferral
                                    Contributions or provides for either
                                    Employee or Matching Employer Contributions shall be applied assuming a 3% "ADP" and/or
                                    "ACP" for Non-Highly Compensated Employees.
                                    (DO NOT CHOOSE UNLESS PLAN USES PRIOR YEAR
                                    TESTING METHOD DESCRIBED IN SUBSECTION
                                    1.06(a)(2).)

         (c) HCE DETERMINATIONS: LOOK BACK YEAR - The look back year for purposes of determining which Employees are Highly Compensated Employees shall be the 12-consecutive-month period preceding the Plan Year, unless otherwise provided below.

                  (1)      [ ]      CALENDAR YEAR DETERMINATION - The look back
                                    year shall be the calendar year beginning within the preceding Plan Year. (DO NOT
                                    CHOOSE IF THE PLAN YEAR IS THE CALENDAR
                                    YEAR.)

         (d) HCE DETERMINATIONS: TOP PAID GROUP ELECTION - All Employees with Compensation exceeding $80,000 (as indexed) shall be considered Highly Compensated Employees, unless Top Paid Group Election below is checked.

                  (1)      [ ]      TOP PAID GROUP ELECTION - Employees with
                                    Compensation exceeding $80,000 (as indexed) shall be considered Highly Compensated
                                    Employees only if they are in the top paid group (the top 20% of Employees ranked by Compensation).

                  NOTE: Effective for determination years beginning on or after January 1, 1998, if the Employer elects Option 1.06(c)(1) and/or 1.06(d)(1), such election(s) must apply consistently to all retirement plans of the Employer for determination years that begin with or within the same calendar year (except that Option 1.06(c)(1), Calendar Year Determination, shall not apply to calendar year plans).

1.07     DEFERRAL CONTRIBUTIONS

         (a)      [X]      DEFERRAL CONTRIBUTIONS - Participants may elect to
                           have a portion of their Compensation contributed to the Plan on a before-tax basis pursuant to Code
                           Section 401(k).

                  (1) REGULAR CONTRIBUTIONS - The Employer shall make a Deferral Contribution in accordance with Section 5.03 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question, not to exceed 60% of Compensation for that period.

                           NOTE: For Limitation Years beginning prior to 2002, the percentage elected above must be less than 25% in order to satisfy the limitation on annual additions under Code Section 415 if other types of contributions are provided under the Plan.

                  (A)      [ ]      Instead of specifying a percentage of
                                    Compensation, a Participant's salary
                                    reduction agreement may specify a dollar amount to be contributed each payroll period, provided such dollar amount does not exceed the maximum percentage of
                                    Compensation specified in Subsection
                                    1.07(a)(1) above.

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                  (B) A Participant may increase or decrease, on a prospective basis, his salary reduction agreement percentage (check one):

                           (i)      [ ]      as of the beginning of each payroll
                                             period.

                           (ii)     [X]      as of the first day of each month.

                           (iii)    [ ]      as of the next Entry Date. (DO NOT
                                             SELECT IF IMMEDIATE ENTRY IS
                                             ELECTED WITH RESPECT TO DEFERRAL
                                             CONTRIBUTIONS IN SUBSECTION 1.04(d)
                                             OR 1.04(e).)

                           (iv)     [ ]      other. (Specify, but must be at
                                             least once per Plan Year)

                                             ___________________________________

                                             ___________________________________

                           NOTE: Notwithstanding the Employer's election hereunder, if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked, the Plan provides that an Active Participant may change his salary reduction agreement percentage for the Plan Year within a reasonable period (not fewer than 30 days) of receiving the notice described in Section 6.10.

                  (C) A Participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not file a new salary reduction agreement until (check one):

                           (i)      [ ]      the first day of the next Plan
                                             Year.

                           (ii)     [X]      any subsequent Entry Date. (DO NOT
                                             SELECT IF IMMEDIATE ENTRY IS
                                             ELECTED WITH RESPECT TO DEFERRAL
                                             CONTRIBUTIONS IN SUBSECTION 1.04(d)
                                             OR 1.04(e).)

                           (iii)    [ ]      other. (Specify, but must be at
                                             least once per Plan Year)

                                             ___________________________________

                                             ___________________________________

         (2)      [X]      ADDITIONAL DEFERRAL CONTRIBUTIONS - The Employer may
                           allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make additional Deferral Contributions in an amount up to 100% of their Compensation for the payroll period(s) designated by the Employer.

         (3)      [ ]      BONUS CONTRIBUTIONS - The Employer may allow
                           Participants upon proper notice and approval to enter into a special salary reduction agreement to make
                           Deferral Contributions in an amount up to 100% of any Employer paid cash bonuses designated by the Employer on a uniform and non-discriminatory basis that are made for such Participants during the Plan Year. The
                           Compensation definition elected by the Employer in Subsection 1.05(a) must include bonuses if bonus contributions are permitted.

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                           NOTE: A Participant's contributions under Subsection 1.07(a)(2) and/or (3) may not cause the Participant to exceed the percentage limit specified by the Employer in Subsection 1.07(a)(1) for the full Plan Year. If the Administrator anticipates that the Plan will not satisfy the "ADP" and/or "ACP" test for the year, the Administrator may reduce the rate of Deferral Contributions of Participants who are Highly Compensated Employees to an amount objectively determined by the Administrator to be necessary to satisfy the "ADP" and/or "ACP" test.

1.08     EMPLOYEE CONTRIBUTIONS (AFTER-TAX CONTRIBUTIONS)

         (a)      [ ]      EMPLOYEE CONTRIBUTIONS - Either (1) Participants will
                           be permitted to contribute amounts to the Plan on an after-tax basis or (2) the Employer maintains frozen
                           Employee Contributions Accounts (check one):

                  (1)      [ ]      FUTURE EMPLOYEE CONTRIBUTIONS - Participants
                                    may make voluntary, non-deductible, after-tax Employee Contributions pursuant to
                                    Section 5.04 of the Plan. (ONLY IF OPTION
                                    1.07(a), DEFERRAL CONTRIBUTIONS, IS
                                    CHECKED.)

                  (2)      [ ]      FROZEN EMPLOYEE CONTRIBUTIONS - Participants
                                    may not currently make after-tax Employee
                                    Contributions to the Plan, but the Employer does maintain frozen Employee Contributions
                                    Accounts.

1.09     QUALIFIED NONELECTIVE CONTRIBUTIONS

         (a) QUALIFIED NONELECTIVE EMPLOYER CONTRIBUTIONS - If Option 1.07(a), Deferral Contributions, is checked, the Employer may contribute an amount which it designates as a Qualified Nonelective Employer Contribution to be included in the "ADP" or "ACP" test. Unless otherwise provided below, Qualified Nonelective Employer Contributions shall be allocated to Participants who were eligible to participate in the Plan at any time during the Plan Year and are Non-Highly Compensated Employees either (A) in the ratio which each Participant's "testing compensation", as defined in Subsection 6.01(t), for the Plan Year bears to the total of all Participants' "testing compensation" for the Plan Year or (B) as a flat dollar amount.

                  (1)      [ ]      Qualified Nonelective Employer Contributions
                                    shall be allocated to Participants as a
                                    percentage of the lowest paid Participant's
                                    "testing compensation", as defined in
                                    Subsection 6.01(t), for the Plan Year up to the lower of (A) the maximum amount contributable under the Plan or (B) the amount necessary to satisfy the "ADP" or "ACP" test. If any Qualified Nonelective
                                    Employer Contribution remains, allocation shall continue in the same manner to the next lowest paid Participants until the Qualified Nonelective Employer Contribution is exhausted.

1.10 MATCHING EMPLOYER CONTRIBUTIONS (ONLY IF OPTION 1.07(a), DEFERRAL CONTRIBUTIONS, IS CHECKED)

         (a)      [X]      BASIC MATCHING EMPLOYER CONTRIBUTIONS (check one):

                  (1)      [X]      NON-DISCRETIONARY MATCHING EMPLOYER
                                    CONTRIBUTIONS - The Employer shall make a basic Matching Employer Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's Deferral Contributions during the Contribution Period (check (A) or (B) and, if applicable, (C)):

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                           NOTE: Effective for Plan Years beginning on or after January 1, 1999, if the Employer elected Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions and meets the requirements for deemed satisfaction of the "ADP" test in Section 6.10 for a Plan Year, the Plan will also be deemed to satisfy the "ACP" test for such Plan Year with respect to Matching Employer Contributions if Matching Employer Contributions hereunder meet the requirements in Section 6.11.

                           (A)      [X]      Single Percentage Match:  75%

                           (B)      [ ]      Tiered Match:

                                    _____ % of the first _____ % of the Active
                                    Participant's Compensation contributed to the Plan,

                                    _____ % of the next _____ % of the Active
                                    Participant's Compensation contributed to the Plan,

                                    _____ % of the next _____ % of the Active
                                    Participant's Compensation contributed to the Plan.

                                    NOTE: The percentages specified above for basic Matching Employer Contributions may not increase as the percentage of Compensation contributed increases.

                           (C)      [X]      Limit on Non-Discretionary Matching
                                             Employer Contributions (check the
                                             appropriate box(es)):

                                    (i)      [X]      Deferral Contributions in
                                                      excess of 16% of the
                                                      Participant's Compensation
                                                      for the period in question
                                                      shall not be considered
                                                      for non-discretionary
                                                      Matching Employer
                                                      Contributions.

                                             NOTE: If the Employer elected a
                                             percentage limit in (i) above and
                                             requested the Trustee to account
                                             separately for matched and
                                             unmatched Deferral Contributions
                                             made to the Plan, the
                                             non-discretionary Matching Employer
                                             Contributions allocated to each
                                             Participant must be computed, and
                                             the percentage limit applied, based
                                             upon each payroll period.

                                    (ii)     [X]      Matching Employer
                                                      Contributions for each
                                                      Participant for each Plan
                                                      Year shall be limited to
                                                      $6,000.

                  (2)      [ ]      DISCRETIONARY MATCHING EMPLOYER
                                    CONTRIBUTIONS - The Employer may make a
                                    basic Matching Employer Contribution on
                                    behalf of each Participant in an amount
                                    equal to the percentage declared for the Contribution Period, if any, by a Board of Directors' Resolution (or by a Letter of
                                    Intent for a sole proprietor or partnership) of the Deferral Contributions made by each Participant during the Contribution Period.
                                    The Board of Directors' Resolution (or
                                    Letter of Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

                           (A)      [ ]      4% Limitation on Discretionary
                                             Matching Employer Contributions for
                                             Deemed Satisfaction of "ACP" Test -
                                             In no event may the dollar amount
                                             of the discretionary Matching
                                             Employer Contribution made on a
                                             Participant's behalf for the Plan
                                             Year exceed 4% of the Participant's
                                             Compensation for the Plan Year.
                                             (ONLY IF OPTION 1.11(a)(3), SAFE
                                             HARBOR FORMULA, WITH RESPECT TO
                                             NONELECTIVE EMPLOYER CONTRIBUTIONS
                                             IS CHECKED.)

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                  (3)      [ ]      SAFE HARBOR MATCHING EMPLOYER CONTRIBUTIONS
                                    - Effective only for Plan Years beginning on or after January 1, 1999, if the Employer elects one of the safe harbor formula
                                    Options provided in the Safe Harbor Matching
                                    Employer Contribution Addendum to the
                                    Adoption Agreement and provides written
                                    notice each Plan Year to all Active
                                    Participants of their rights and obligations under the Plan, the Plan shall be deemed to satisfy the "ADP" test and, under certain circumstances, the "ACP" test.

         (b)      [X]      ADDITIONAL MATCHING EMPLOYER CONTRIBUTIONS - The
                           Employer may at Plan Year end make an additional
                           Matching Employer Contribution equal to a percentage declared by the Employer, through a Board of Directors' Resolution (or by a Letter of Intent for a sole proprietor or partnership), of the Deferral
                           Contributions made by each Participant during the Plan Year. (ONLY IF OPTION 1.10(a)(1) OR (3) IS
                           CHECKED.) The Board of Directors' Resolution (or
                           Letter of Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

                  (1)      [ ]      4% LIMITATION ON ADDITIONAL MATCHING
                                    EMPLOYER CONTRIBUTIONS FOR DEEMED
                                    SATISFACTION OF "ACP" TEST - In no event may the dollar amount of the additional Matching
                                    Employer Contribution made on a
                                    Participant's behalf for the Plan Year
                                    exceed 4% of the Participant's Compensation for the Plan Year. (ONLY IF OPTION
                                    1.10(a)(3), SAFE HARBOR MATCHING EMPLOYER
                                    CONTRIBUTIONS, OR OPTION 1.11(a)(3), SAFE
                                    HARBOR FORMULA, WITH RESPECT TO NONELECTIVE
                                    EMPLOYER CONTRIBUTIONS IS CHECKED.)

                  NOTE: If the Employer elected Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, above and wants to be deemed to have satisfied the "ADP" test for Plan Years beginning on or after January 1, 1999, the additional Matching Employer Contribution must meet the requirements of Section 6.10. In addition to the foregoing requirements, if the Employer elected either Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and wants to be deemed to have satisfied the "ACP" test with respect to Matching Employer Contributions for the Plan Year, the Deferral Contributions matched may not exceed the limitations in Section 6.11.

         (c) CONTRIBUTION PERIOD FOR MATCHING EMPLOYER CONTRIBUTIONS - The Contribution Period for purposes of calculating the amount of basic Matching Employer Contributions described in Subsection 1.10(a) is:

                  (1)      [ ]      each calendar month.

                  (2)      [ ]      each Plan Year quarter.

                  (3)      [ ]      each Plan Year.

                  (4)      [X]      each payroll period.

                  The Contribution Period for additional Matching Employer Contributions described in Subsection 1.10(b) is the Plan Year.

         (d) CONTINUING ELIGIBILITY REQUIREMENT(S) - A Participant who makes Deferral Contributions during a Contribution Period shall only be entitled to receive Matching Employer Contributions under Section 1.10 for that Contribution Period if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (3) and (4) may not be elected together; Option (5) may not be elected with Option
                  (2), (3), or (4); Options (2), (3), (4), (5), and (7) may not
                  be elected with respect to basic Matching Employer Contributions if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, is checked):

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                  (1)      [X]      No requirements.

                  (2)      [ ]      Is employed by the Employer or a Related
                                    Employer on the last day of the Contribution
                                    Period.

                  (3)      [ ]      Earns at least 501 Hours of Service during
                                    the Plan Year. (ONLY IF THE CONTRIBUTION
                                    PERIOD IS THE PLAN YEAR.)

                  (4)      [ ]      Earns at least 1,000 Hours of Service during
                                    the Plan Year. (ONLY IF THE CONTRIBUTION
                                    PERIOD IS THE PLAN YEAR.)

                  (5)      [ ]      Either earns at least 501 Hours of Service
                                    during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year. (ONLY IF THE
                                    CONTRIBUTION PERIOD IS THE PLAN YEAR.)

                  (6)      [ ]      Is not a Highly Compensated Employee for the
                                    Plan Year.

                  (7)      [ ]      Is not a partner or a member of the
                                    Employer, if the Employer is a partnership or an entity taxed as a partnership.

                  (8)      [X]      Special continuing eligibility
                                    requirement(s) for additional Matching
                                    Employer Contributions. (ONLY IF OPTION
                                    1.10(b), ADDITIONAL MATCHING EMPLOYER
                                    CONTRIBUTIONS, IS CHECKED.)

                           (A) The continuing eligibility requirement(s) for additional Matching Employer Contributions is/are: (1) (Fill in number of applicable eligibility requirement(s) from above.)

                  NOTE: If Option (2), (3), (4), or (5) above is selected, then Matching Employer Contributions can only be FUNDED by the Employer AFTER the Contribution Period or Plan Year ends. Matching Employer Contributions funded during the Contribution Period or Plan Year shall not be subject to the eligibility requirements of Option (2), (3), (4), or (5). If Option (2),
                  (3), (4), or (5) is adopted during a Contribution Period or Plan Year, as applicable, such Option shall not become effective until the first day of the next Contribution Period or Plan Year.

         (e)      [ ]      QUALIFIED MATCHING EMPLOYER CONTRIBUTIONS - Prior to
                           making any Matching Employer Contribution hereunder
                           (other than a safe harbor Matching Employer
                           Contribution), the Employer may designate all or a portion of such Matching Employer Contribution as a Qualified Matching Employer Contribution that may be used to satisfy the "ADP" test on Deferral
                           Contributions and excluded in applying the "ACP" test on Employee and Matching Employer Contributions.
                           Unless the additional eligibility requirement is selected below, Qualified Matching Employer
                           Contributions shall be allocated to all Participants who meet the continuing eligibility requirement(s) described in Subsection 1.10(d) above for the type of Matching Employer Contribution being characterized as a Qualified Matching Employer Contribution.

                  (1)      [ ]      To receive an allocation of Qualified
                                    Matching Employer Contributions a
                                    Participant must also be a Non-Highly
                                    Compensated Employee for the Plan Year.

                  NOTE: Qualified Matching Employer Contributions may not be excluded in applying the "ACP" test for a Plan Year if the Employer elected Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and the "ADP" test is deemed satisfied under Section 6.10 for such Plan Year.

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

1.11     NONELECTIVE EMPLOYER CONTRIBUTIONS

         NOTE: An Employer may elect both a fixed formula and a discretionary formula. If both are selected, the discretionary formula shall be treated as an additional Nonelective Employer Contribution and allocated separately in accordance with the allocation formula selected by the Employer.

         (a)      [ ]      FIXED FORMULA (An Employer may elect both the Safe
                           Harbor Formula and one of the other fixed formulas.
                           Otherwise, the Employer may only select one of the following.)

                  (1)      [ ]      FIXED PERCENTAGE EMPLOYER CONTRIBUTION - For
                                    each Plan Year, the Employer shall
                                    contribute for each eligible Active
                                    Participant an amount equal to_______% (NOT
                                    TO EXCEED 15% FOR PLAN YEARS BEGINNING PRIOR
                                    TO 2002 AND 25% FOR PLAN YEARS BEGINNING ON
                                    OR AFTER JANUARY 1, 2002) of such Active
                                    Participant's Compensation.

                  (2)      [ ]      FIXED FLAT DOLLAR EMPLOYER CONTRIBUTION -
                                    The Employer shall contribute for each
                                    eligible Active Participant an amount equal to $ _____________.

                           The contribution amount is based on an Active Participant's service for the following period:

                           (A)      [ ]      Each paid hour.

                           (B)      [ ]      Each payroll period.

                           (C)      [ ]      Each Plan Year.

                           (D)      [ ]      Other: ________________________

                  (3)      [ ]      SAFE HARBOR FORMULA - Effective only with
                                    respect to Plan Years that begin on or after January 1, 1999, the Nonelective Employer
                                    Contribution specified in the Safe Harbor
                                    Nonelective Employer Contribution Addendum is intended to satisfy the safe harbor contribution requirements under the Code such that the "ADP" test (and, under certain circumstances, the "ACP" test) is deemed satisfied. Please complete the Safe Harbor
                                    Nonelective Employer Contribution Addendum to the Adoption Agreement. (CHOOSE ONLY IF
                                    OPTION 1.07(a), DEFERRAL CONTRIBUTIONS, IS
                                    CHECKED.)

         (b)      [ ]      DISCRETIONARY FORMULA - The Employer may decide each
                           Plan Year whether to make a discretionary Nonelective
                           Employer Contribution on behalf of eligible Active
                           Participants in accordance with Section 5.10. Such contributions shall be allocated to eligible Active
                           Participants based upon the following (check (1) or (2)):

                  (1)      [ ]      NON-INTEGRATED ALLOCATION FORMULA - In the
                                    ratio that each eligible Active
                                    Participant's Compensation bears to the
                                    total Compensation paid to all eligible
                                    Active Participants for the Plan Year.

                  (2)      [ ]      INTEGRATED ALLOCATION FORMULA - As (A) a
                                    percentage of each eligible Active
                                    Participant's Compensation plus (B) a
                                    percentage of each eligible Active
                                    Participant's Compensation in excess of the "integration level" as defined below. The percentage of Compensation in excess of the "integration level" shall be equal to the lesser of the percentage of the Active
                                    Participant's Compensation allocated under
                                    (A) above or the "permitted disparity limit" as defined below.

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                           NOTE: An Employer that has elected the Safe Harbor formula in Subsection 1.11(a)(3) above may not take Nonelective Employer Contributions made to satisfy the safe harbor into account in applying the integrated allocation formula described above.

                           "Integration level" means the Social Security taxable wage base for the Plan Year, unless the Employer elects a lesser amount in (A) or (B) below.

                           (A) _____% (NOT TO EXCEED 100%) of the Social Security taxable wage base for the Plan Year, or

                           (B) $_____ (NOT TO EXCEED THE SOCIAL SECURITY TAXABLE WAGE BASE).

                           "Permitted disparity limit" means the percentage provided by the following table:

========================================================================
IF THE "INTEGRATION LEVEL" IS AT      BUT LESS THAN       THE "PERMITTED
  LEAST _____% OF THE TAXABLE         _____% OF THE          DISPARITY
            WAGE BASE               TAXABLE WAGE BASE        LIMIT" IS
------------------------------------------------------------------------
             0%                            20%                  5.7%
------------------------------------------------------------------------
            20%                            80%                  4.3%
------------------------------------------------------------------------
            80%                           100%                  5.4%
------------------------------------------------------------------------
           100%                           N/A                   5.7%
========================================================================

                           NOTE: An Employer who maintains any other plan that provides for Social Security Integration (permitted disparity) may not elect Option 1.11(b)(2).

         (c) CONTINUING ELIGIBILITY REQUIREMENT(S) - A Participant shall only be entitled to receive Nonelective Employer Contributions for a Plan Year under this Section 1.11 if the Participant satisfies the following requirement(s) (Check the appropriate box(es) - Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4), (5), and (7) may not be elected with respect to Nonelective Employer Contributions under the fixed formula if Option 1.11(a)(3), Safe Harbor Formula, is checked):

                  (1)      [ ]      No requirements.

                  (2)      [ ]      Is employed by the Employer or a Related
                                    Employer on the last day of the Plan Year.

                  (3)      [ ]      Earns at least 501 Hours of Service during
                                    the Plan Year.

                  (4)      [ ]      Earns at least 1,000 Hours of Service during
                                    the Plan Year.

                  (5)      [ ]      Either earns at least 501 Hours of Service
                                    during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year.

                  (6)      [ ]      Is not a Highly Compensated Employee for the
                                    Plan Year.

                  (7)      [ ]      Is not a partner or a member of the
                                    Employer, if the Employer is a partnership or an entity taxed as a partnership.

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                  (8)      [ ]      Special continuing eligibility
                                    requirement(s) for discretionary Nonelective
                                    Employer Contributions. (ONLY IF BOTH
                                    OPTIONS 1.11(a) AND (b) ARE CHECKED.)

                           (A) The continuing eligibility requirement(s) for discretionary Nonelective Employer Contributions is/are:____ (Fill in number of applicable eligibility requirement(s) from above.)

                  NOTE: If Option (2), (3), (4), or (5) above is selected then Nonelective Employer Contributions can only be FUNDED by the Employer AFTER the Plan Year ends. Nonelective Employer Contributions funded during the Plan Year shall not be subject to the eligibility requirements of Option (2), (3), (4), or
                  (5). If Option (2), (3), (4), or (5) is adopted during a Plan Year, such Option shall not become effective until the first day of the next Plan Year.

1.12     EXCEPTIONS TO CONTINUING ELIGIBILITY REQUIREMENTS

         [ ] DEATH, DISABILITY, AND RETIREMENT EXCEPTION TO ELIGIBILITY REQUIREMENTS - Active Participants who do not meet any last day or Hours of Service requirement under Subsection 1.10(d) or 1.11(c) because they become disabled, as defined in Section 1.14, retire, as provided in Subsection 1.13(a), (b), or (c), or die shall nevertheless receive an allocation of Nonelective Employer and/or Matching Employer Contributions. No Compensation shall be imputed to Active Participants who become disabled for the period following their disability.

1.13     RETIREMENT

         (a)      THE NORMAL RETIREMENT AGE UNDER THE PLAN IS (check one):

                  (1)      [X]      age 65.

                  (2)      [ ]      age _______ (specify between 55 and 64).

                  (3)      [ ]      later of age ________ (NOT TO EXCEED 65) or
                                    the fifth anniversary of the Participant's
                                    Employment Commencement Date.

         (b)      [ ]      THE EARLY RETIREMENT AGE IS THE FIRST DAY OF THE
                           MONTH AFTER THE PARTICIPANT ATTAINS AGE ____(SPECIFY
                           55 OR GREATER) AND COMPLETES ____ YEARS OF VESTING
                           SERVICE.

                  NOTE: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they reach Early Retirement Age shall be 100% vested in their Accounts under the Plan.

         (c)      [X]      A PARTICIPANT WHO BECOMES DISABLED, AS DEFINED IN
                           SECTION 1.14, IS ELIGIBLE FOR DISABILITY RETIREMENT.

                  NOTE: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they become disabled shall be 100% vested in their Accounts under the Plan.

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

1.14     DEFINITION OF DISABLED

         A PARTICIPANT IS DISABLED IF HE/SHE (check the appropriate box(es)):

         (a)      [ ]      satisfies the requirements for benefits under the
                           Employer's long-term disability plan.

         (b)      [X]      satisfies the requirements for Social Security
                           disability benefits.

         (c)      [ ]      is determined to be disabled by a physician approved
                           by the Employer.

1.15     VESTING

         A PARTICIPANT'S VESTED INTEREST IN MATCHING EMPLOYER CONTRIBUTIONS AND/OR NONELECTIVE EMPLOYER CONTRIBUTIONS, OTHER THAN SAFE HARBOR MATCHING EMPLOYER AND/OR NONELECTIVE EMPLOYER CONTRIBUTIONS ELECTED IN SUBSECTION 1.10(a)(3) OR 1.11(a)(3), SHALL BE BASED UPON HIS YEARS OF VESTING SERVICE AND THE SCHEDULE(s) SELECTED BELOW, EXCEPT AS PROVIDED IN SUBSECTION 1.21(d) OR IN THE VESTING SCHEDULE ADDENDUM TO THE ADOPTION AGREEMENT.

         (a)      [ ]      YEARS OF VESTING SERVICE SHALL EXCLUDE:

                  (1)      [ ]      for new plans, service prior to the
                                    Effective Date as defined in Subsection
                                    1.01(g)(1).

                  (2)      [ ]      for existing plans converting from another
                                    plan document, service prior to the original
                                    Effective Date as defined in Subsection
                                    1.01(g)(2).

         (b)      VESTING SCHEDULE(s)

                  NOTE: The vesting schedule selected below applies only to Nonelective Employer Contributions and Matching Employer Contributions other than safe harbor contributions under Option 1.11(a)(3) or Option 1.10(a)(3). Safe harbor contributions under Options 1.11(a)(3) and 1.10(a)(3) are always 100% vested immediately.

(1) NONELECTIVE EMPLOYER CONTRIBUTIONS             (2)  MATCHING EMPLOYER CONTRIBUTIONS
      (check one):                                         (check one):
         (A) [X] N/A - No Nonelective                (A) [ ] N/A - No Matching
                 Employer Contributions                      Employer Contributions

         (B) [ ] 100% Vesting immediately            (B) [ ] 100%Vesting immediately

         (C) [ ] 3 year cliff (see C below)          (C) [ ] 3 year cliff (see C below)

         (D) [ ] 5 year cliff (see D below)          (D) [ ] 5 year cliff (see D below)

         (E) [ ] 6 year graduated (see E below)      (E) [ ] 6 year graduated (see E below)

         (F) [ ] 7 year graduated (see F below)      (F) [ ] 7 year graduated (see F below)

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

         (G) [ ] Other vesting                       (G) [X] Other vesting
                 (complete G1 below)                         (complete G2 below)

   YEARS OF
VESTING SERVICE                       APPLICABLE VESTING SCHEDULE(S)
=======================================================================================
                    C               D             E           F          G1         G2
---------------------------------------------------------------------------------------
      0              0%             0%            0%          0%        ___%         0%
---------------------------------------------------------------------------------------
      1              0%             0%            0%          0%        ___%        34%
---------------------------------------------------------------------------------------
      2              0%             0%           20%          0%        ___%        67%
---------------------------------------------------------------------------------------
      3            100%             0%           40%         20%        ___%       100%
---------------------------------------------------------------------------------------
      4            100%             0%           60%         40%        ___%       100%
---------------------------------------------------------------------------------------
      5            100%           100%           80%         60%        ___%       100%
---------------------------------------------------------------------------------------
      6            100%           100%          100%         80%        ___%       100%
---------------------------------------------------------------------------------------
 7 or more         100%           100%          100%        100%        100%       100%
=======================================================================================

NOTE: A schedule elected under G1 or G2 above must be at least as favorable as one of the schedules in C, D, E or F above.

                  NOTE: If the Plan is being amended to provide a more restrictive vesting schedule, the more favorable vesting schedule shall continue to apply to Participants who are Active Participants immediately prior to the later of (1) the effective date of the amendment or (2) the date the amendment is adopted.

         (c)      [ ]      A VESTING SCHEDULE MORE FAVORABLE THAN THE VESTING
                           SCHEDULE(S) SELECTED ABOVE APPLIES TO CERTAIN
                           PARTICIPANTS. Please complete the Vesting Schedule
                           Addendum to the Adoption Agreement.

         (d) APPLICATION OF FORFEITURES - If a Participant forfeits any portion of his non-vested Account balance as provided in
                  Section 6.02, 6.04, 6.07, or 11.08, such forfeitures shall be (check one):

                  (1)      [ ]      N/A - Either (A) no Matching Employer
                                    Contributions are made with respect to
                                    Deferral Contributions under the Plan and all other Employer Contributions are 100% vested when made or (B) there are no Employer Contributions under the Plan.

                  (2)      [X]      applied to reduce Employer contributions.

                  (3)      [ ]      allocated among the Accounts of eligible
                                    Participants in the manner provided in
                                    Section 1.11. (ONLY IF OPTION 1.11(a) OR (b)
                                    IS CHECKED.)

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

1.16     PREDECESSOR EMPLOYER SERVICE

         [X] SERVICE FOR PURPOSES OF ELIGIBILITY IN SUBSECTION 1.04(b) AND VESTING IN SUBSECTION 1.15(b) OF THIS PLAN SHALL INCLUDE SERVICE WITH THE FOLLOWING PREDECESSOR EMPLOYER(S):

             The Electronics Boutique, Inc.
             Forte Systems, Inc.
             AK Technology, Inc.
             Integra Technologies, LLC.

1.17     PARTICIPANT LOANS

         PARTICIPANT LOANS (check one):

         (a)      [X]      ARE ALLOWED IN ACCORDANCE WITH ARTICLE 9 AND LOAN
                           PROCEDURES OUTLINED IN THE SERVICE AGREEMENT.

         (b)      [ ]      ARE NOT ALLOWED.

1.18     IN-SERVICE WITHDRAWALS

         PARTICIPANTS MAY MAKE WITHDRAWALS PRIOR TO TERMINATION OF EMPLOYMENT UNDER THE FOLLOWING CIRCUMSTANCES (check the appropriate box(es)):

         (a)      [X]      HARDSHIP WITHDRAWALS - Hardship withdrawals from a
                           Participant's Deferral Contributions Account shall be allowed in accordance with Section 10.05, subject to a $500 minimum amount.

         (b)      [X]      AGE 59 1/2- Participants shall be entitled to receive
                           a distribution of all or any portion of the following
                           Accounts upon attainment of age 59 1/2 (check one):

                  (1)      [ ]      Deferral Contributions Account.

                  (2)      [X]      All vested account balances.

         (C)      WITHDRAWAL OF EMPLOYEE CONTRIBUTIONS AND ROLLOVER
                  CONTRIBUTIONS -

                  (1) Unless otherwise provided below, Employee Contributions may be withdrawn in accordance with
                           Section 10.02 at any time.

                           (A)      [ ]      Employees may not make withdrawals
                                             of Employee Contributions more
                                             frequently than:

                                             ___________________________________

                  (2) Rollover Contributions may be withdrawn in accordance with Section 10.03 at any time.

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

         (d)      [ ]      PROTECTED IN-SERVICE WITHDRAWAL PROVISIONS - Check if
                           the Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable as (check the appropriate box(es)):

                  (1)      [ ]      an in-service withdrawal of vested employer
                                    contributions maintained in a Participant's
                                    Account (check (A) and/or (B)):

                           (A)      [ ]      for at least___(24 or more) months.

                                    (i)      [ ]      Special restrictions
                                                      applied to such in-service
                                                      withdrawals under the
                                                      prior plan that the
                                                      Employer wishes to
                                                      continue under the Plan as
                                                      restated hereunder. Please
                                                      complete the Protected
                                                      In-Service Withdrawals
                                                      Addendum to the Adoption
                                                      Agreement identifying the
                                                      restrictions.

                           (B)      [ ]      after the Participant has at least
                                             60 months of participation.

                                    (i)      [ ]      Special restrictions
                                                      applied to such in-service
                                                      withdrawals under the
                                                      prior plan that the
                                                      Employer wishes to
                                                      continue under the Plan as
                                                      restated hereunder. Please
                                                      complete the Protected
                                                      In-Service Withdrawals
                                                      Addendum to the Adoption
                                                      Agreement identifying the
                                                      restrictions.

                  (2)      [ ]      another in-service withdrawal option that is
                                    a protected benefit under Code Section
                                    411(d)(6) or an in-service hardship
                                    withdrawal option not otherwise described in
                                    Section 1.18(a). Please complete the
                                    Protected In-Service Withdrawals Addendum to the Adoption Agreement identifying the in-service withdrawal option(s).

1.19     FORM OF DISTRIBUTIONS

         SUBJECT TO SECTION 13.01, 13.02 AND ARTICLE 14, DISTRIBUTIONS UNDER THE PLAN SHALL BE PAID AS PROVIDED BELOW. (Check the appropriate box(es) and, if any forms of payment selected in (b), (c) and/or (d) apply only to a specific class of Participants, complete Subsection (b) of the Forms of Payment Addendum.)

         (a) LUMP SUM PAYMENTS - Lump sum payments are always available under the Plan.

         (b)      [ ]      INSTALLMENT PAYMENTS - Participants may elect
                           distribution under a systematic withdrawal plan
                           (installments).

         (c)      [ ]      ANNUITIES (Check if the Plan is retaining any annuity
                           form(s) of payment.)

                  (1) An annuity form of payment is available under the Plan for the following reason(s) (check (A) and/or
                           (B), as applicable):

                           (A)      [ ]      As a result of the Plan's receipt
                                             of a transfer of assets from
                                             another defined contribution plan
                                             or pursuant to the Plan terms prior
                                             to the Amendment Effective Date
                                             specified in Section 1.01(g)(2),
                                             benefits were previously payable in
                                             the form of an annuity that the
                                             Employer elects to continue to be
                                             offered as a form of payment under
                                             the Plan.

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                           (B)      [ ]      The Plan received a transfer of
                                             assets from a defined benefit plan
                                             or another defined contribution
                                             plan that was subject to the
                                             minimum funding requirements of
                                             Code Section 412 and therefore an
                                             annuity form of payment is a
                                             protected benefit under the Plan in
                                             accordance with Code Section
                                             411(d)(6).

                  (2)      The normal form of payment under the Plan is (check
                           (A) or (B)):

                           (A)      [ ]      A lump sum payment.

                                    (i)      Optional annuity forms of payment
                                             (check (I) and/or (II), as
                                             applicable). (MUST CHECK AND
                                             COMPLETE (I) IF A LIFE ANNUITY IS
                                             ONE OF THE OPTIONAL ANNUITY FORMS
                                             OF PAYMENT UNDER THE PLAN.)

                                             (I)      [ ]  A married Participant
                                                           who elects an annuity
                                                           form of payment shall
                                                           receive a qualified
                                                           joint and % (AT LEAST
                                                           50%) survivor
                                                           annuity. An unmarried
                                                           Participant shall
                                                           receive a single life
                                                           annuity, unless a
                                                           different form of
                                                           payment is specified
                                                           below:

                                                           _____________________

                                             (II)     [ ]  Other annuity form(s)
                                                           of payment. Please
                                                           complete Subsection
                                                           (a) of the Forms of
                                                           Payment Addendum
                                                           describing the other
                                                           annuity form(s) of
                                                           payment available
                                                           under the Plan.

                           (B)      [ ]      A life annuity (complete (i) and
                                             (ii) and check (iii) if
                                             applicable).

                                    (i)      The normal form for married
                                             Participants is a qualified joint
                                             and % (AT LEAST 50%) survivor
                                             annuity. The normal form for
                                             unmarried Participants is a single
                                             life annuity, unless a different
                                             annuity form is specified below:

                                             ___________________________________

                                    (ii)     The qualified preretirement
                                             survivor annuity provided to a
                                             Participant's spouse is purchased
                                             with % (AT LEAST 50%) of the
                                             Participant's Account.

                                    (iii)    [ ]      Other annuity form(s) of
                                                      payment. Please complete
                                                      Subsection (a) of the
                                                      Forms of Payment Addendum
                                                      describing the other
                                                      annuity form(s) of payment
                                                      available under the Plan.

         (d)      [ ]      OTHER NON-ANNUITY FORM(S) OF PAYMENT - As a result of
                           the Plan's receipt of a transfer of assets from another plan or pursuant to the Plan terms prior to the Amendment Effective Date specified in 1.01(g)(2), benefits were previously payable in the following form(s) of payment not described in (a), (b) or (c) above and the Plan will continue to offer these form(s) of payment:

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

         (e)      [ ]      ELIMINATED FORMS OF PAYMENT NOT PROTECTED UNDER CODE
                           SECTION 411(d)(6). Check if either (1) under the Plan terms prior to the Amendment Effective Date or (2) under the terms of another plan from which assets were transferred, benefits were payable in a form of payment that will cease to be offered after a specified date. Please complete Subsection (c) of the Forms of Payment Addendum describing the forms of payment previously available and the effective date of the elimination of the form(s) of payment.

1.20     TIMING OF DISTRIBUTIONS

         EXCEPT AS PROVIDED IN SUBSECTION 1.20(a) OR (b) AND THE POSTPONED DISTRIBUTION ADDENDUM TO THE ADOPTION AGREEMENT, DISTRIBUTION SHALL BE MADE TO AN ELIGIBLE PARTICIPANT FROM HIS VESTED INTEREST IN HIS ACCOUNT AS SOON AS REASONABLY PRACTICABLE FOLLOWING THE DATE THE PARTICIPANT S APPLICATION FOR DISTRIBUTION IS RECEIVED BY THE ADMINISTRATOR.

         (a) REQUIRED COMMENCEMENT OF DISTRIBUTION - If a Participant does not elect to receive benefits as of an earlier date, as permitted under the Plan, distribution of a Participant's Account shall begin as of the Participant's Required Beginning Date.

         (b)      [ ]      POSTPONED DISTRIBUTIONS - Check if the Plan was
                           converted by plan amendment from another defined contribution plan that provided for the postponement of certain distributions from the Plan to eligible
                           Participants and the Employer wants to continue to administer the Plan using the postponed distribution provisions. Please complete the Postponed
                           Distribution Addendum to the Adoption Agreement indicating the types of distributions that are subject to postponement and the period of postponement.

                  NOTE: An Employer may not provide for postponement of distribution to a Participant beyond the 60th day following the close of the Plan Year in which (1) the Participant attains Normal Retirement Age under the Plan, (2) the Participant's 10th anniversary of participation in the Plan occurs, or (3) the Participant's employment terminates, whichever is latest.

1.21     TOP HEAVY STATUS

         (a) THE PLAN SHALL BE SUBJECT TO THE TOP-HEAVY PLAN REQUIREMENTS OF ARTICLE 15 (check one):

                  (1)      [ ]      for each Plan Year, whether or not the Plan
                                    is a "top-heavy plan" as defined in
                                    Subsection 15.01(f).

                  (2)      [X]      for each Plan Year, if any, for which the
                                    Plan is a "top-heavy plan" as defined in Subsection 15.01(f).

                  (3)      [ ]      Not applicable. (CHOOSE ONLY IF PLAN COVERS
                                    ONLY EMPLOYEES SUBJECT TO A COLLECTIVE
                                    BARGAINING AGREEMENT.)

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

         (b) IN DETERMINING WHETHER THE PLAN IS A "TOP-HEAVY PLAN" FOR AN EMPLOYER WITH AT LEAST ONE DEFINED BENEFIT PLAN, THE FOLLOWING ASSUMPTIONS SHALL APPLY:

                  (1)      [ ]      Interest rate:______ % per annum.

                  (2)      [ ]      Mortality table:__________.

                  (3)      [X]      Not applicable. (CHOOSE ONLY IF EITHER (A)
                                    PLAN COVERS ONLY EMPLOYEES SUBJECT TO A
                                    COLLECTIVE BARGAINING AGREEMENT OR (B)
                                    EMPLOYER DOES NOT MAINTAIN AND HAS NOT
                                    MAINTAINED ANY DEFINED BENEFIT PLAN DURING
                                    THE FIVE-YEAR PERIOD ENDING ON THE
                                    APPLICABLE "DETERMINATION DATE", AS DEFINED
                                    IN SUBSECTION 15.01(a).)

         (c) IF THE PLAN IS OR IS TREATED AS A "TOP-HEAVY PLAN" FOR A PLAN YEAR, EACH NON-KEY EMPLOYEE SHALL RECEIVE AN EMPLOYER CONTRIBUTION OF AT LEAST 3 (3, 4, 5, OR 7 1/2)% OF COMPENSATION FOR THE PLAN YEAR IN ACCORDANCE WITH SECTION
                  15.03. THE MINIMUM EMPLOYER CONTRIBUTION PROVIDED IN THIS SUBSECTION 1.21(C) SHALL BE MADE UNDER THIS PLAN ONLY IF THE PARTICIPANT IS NOT ENTITLED TO SUCH CONTRIBUTION UNDER ANOTHER QUALIFIED PLAN OF THE EMPLOYER, UNLESS THE EMPLOYER ELECTS OTHERWISE BELOW:

                  (1)      [X]      The minimum Employer Contribution shall be
                                    paid under this Plan in any event.

                  (2)      [ ]      Another method of satisfying the
                                    requirements of Code Section 416. Please complete the 416 Contribution Addendum to the Adoption Agreement describing the way in which the minimum contribution requirements will be satisfied in the event the Plan is or is treated as a "top-heavy plan".

                  (3)      [ ]      Not applicable. (CHOOSE ONLY IF PLAN COVERS
                                    ONLY EMPLOYEES SUBJECT TO A COLLECTIVE
                                    BARGAINING AGREEMENT.)

                  NOTE: The minimum Employer contribution may be less than the percentage indicated in Subsection 1.21(c) above to the extent provided in Section 15.03.

         (d) IF THE PLAN IS OR IS TREATED AS A "TOP-HEAVY PLAN" FOR A PLAN YEAR, THE FOLLOWING VESTING SCHEDULE SHALL APPLY INSTEAD OF THE SCHEDULE(S) ELECTED IN SUBSECTION 1.15(b) FOR SUCH PLAN YEAR AND EACH PLAN YEAR THEREAFTER (check one):

                  (1)      [ ]      Not applicable. (CHOOSE ONLY IF EITHER (A)
                                    PLAN PROVIDES FOR NONELECTIVE EMPLOYER
                                    CONTRIBUTIONS AND THE SCHEDULE ELECTED IN
                                    SUBSECTION 1.15(b)(1) IS AT LEAST AS
                                    FAVORABLE IN ALL CASES AS THE SCHEDULES
                                    AVAILABLE BELOW OR (B) PLAN COVERS ONLY
                                    EMPLOYEES SUBJECT TO A COLLECTIVE BARGAINING
                                    AGREEMENT.)

                  (2)      [ ]      100% vested after_______(NOT IN EXCESS OF
                                    3) years of Vesting Service.

                  (3)      [X]      Graded vesting:

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

================================================
YEARS OF VESTING SERVICE    VESTING      MUST BE
                           PERCENTAGE   AT LEAST
------------------------------------------------
          0                    0%          0%
------------------------------------------------
          1                   34%          0%
------------------------------------------------
          2                   67%         20%
------------------------------------------------
          3                  100%         40%
------------------------------------------------
          4                  100%         60%
------------------------------------------------
          5                  100%         80%
------------------------------------------------
      6 or more              100%        100%
================================================

NOTE: If the Plan provides for Nonelective Employer Contributions and the schedule elected in Subsection 1.15(b)(1) is more favorable in all cases than the schedule elected in Subsection 1.21(d) above, then the schedule in Subsection 1.15(b)(1) shall continue to apply even in Plan Years in which the Plan is a "top-heavy plan".

1.22     CORRECTION TO MEET 415 REQUIREMENTS UNDER MULTIPLE DEFINED CONTRIBUTION
         PLANS

         If the Employer maintains other defined contribution plans, annual additions to a Participant's Account shall be limited as provided in
         Section 6.12 of the Plan to meet the requirements of Code Section 415, unless the Employer elects otherwise below and completes the 415 Correction Addendum describing the order in which annual additions shall be limited among the plans.

         (a)      [ ]      OTHER ORDER FOR LIMITING ANNUAL ADDITIONS

1.23     INVESTMENT DIRECTION

         INVESTMENT DIRECTIONS - Participant Accounts shall be invested (check one):

         (a)      [ ]      in accordance with the investment directions provided
                           to the Trustee by the Employer for allocating all Participant Accounts among the Options listed in the Service Agreement.

         (b)      [X]      in accordance with the investment directions provided
                           to the Trustee by each Participant for allocating his entire Account among the Options listed in the Service Agreement.

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

         (c)      [ ]      in accordance with the investment directions provided
                           to the Trustee by each Participant for all contribution sources in his Account, except that the following sources shall be invested in accordance with the investment directions provided by the Employer (check (1) and/or (2)):

                  (1)      [ ]      Nonelective Employer Contributions

                  (2)      [ ]      Matching Employer Contributions

                           The Employer must direct the applicable sources among the same investment options made available for Participant directed sources listed in the Service Agreement.

1.24     RELIANCE ON OPINION LETTER

         An adopting Employer may rely on the opinion letter issued by the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401 only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to this Plan and in Announcement 2001-77. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service. Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan.

         This Adoption Agreement may be used only in conjunction with Fidelity Basic Plan Document No. 02. The Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the prototype plan document.

1.25     PROTOTYPE INFORMATION:

         Name of Prototype Sponsor:       Fidelity Management & Research Company
         Address of Prototype Sponsor:    82 Devonshire Street
                                          Boston, MA  02109

         Questions regarding this prototype document may be directed to the following telephone number: 1-800-343-9184.

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                                 EXECUTION PAGE
                                (FIDELITY'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this ___________________ day of _______________________________,
_________________.

         Employer:   ____________________________________

         By:         ____________________________________

         Title:      ____________________________________

         Employer:   ____________________________________

         By:         ____________________________________

         Title:      ____________________________________

Accepted by:

Fidelity Management Trust Company, as Trustee

By:       _________________________________        Date:________________________

Title:    _________________________________

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                               All rights reserved.

                                 EXECUTION PAGE
                                (EMPLOYER'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this ___________________ day of _______________________________,
_________________.

         Employer:   ____________________________________

         By:         ____________________________________

         Title:      ____________________________________

         Employer:   ____________________________________

         By:         ____________________________________

         Title:      ____________________________________

Accepted by:

Fidelity Management Trust Company, as Trustee

By:       _________________________________        Date:________________________

Title:    _________________________________

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                               All rights reserved.

                            AMENDMENT EXECUTION PAGE

         This page is to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to this execution page.

         The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

--------------------------------------------------------------------------------------------
Section Amended                         Page                            Effective Date
--------------------------------------------------------------------------------------------
____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

____________________________________________________________________________________________

         IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this ___________________ day of _______________________________,
_________________.

Employer: ____________________________   Employer: _____________________________

By:       ____________________________   By:       _____________________________

Title:    ____________________________   Title:    _____________________________

Accepted by:

Fidelity Management Trust Company, as Trustee

By:    _________________________________        Date:________________________

Title: _________________________________

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                               All rights reserved.

                                    ADDENDUM

                        RE: SPECIAL EFFECTIVE DATES
                                      FOR

         PLAN NAME:        Amkor Technology, Inc., 401(K) Plan

         (a)      [ ]      SPECIAL EFFECTIVE DATES FOR OTHER PROVISIONS - The
                           following provisions (e.g., new eligibility requirements, new contribution formula, etc.) shall be effective as of the dates specified herein:

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

         (b)      [ ]      PLAN MERGER EFFECTIVE DATES - The following plan(s)
                           were merged into the Plan after the Effective Date indicated in Subsection 1.01(g)(1) or (2), as applicable. The provisions of the Plan are effective with respect to the merged plan(s) as of the date(s) indicated below:

                  (1)      Name of merged plan:_________________________________
                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________
                           Effective Date:______________________________________

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                               All rights reserved.

                  (2)      Name of merged plan:_________________________________
                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________
                           Effective date:______________________________________

                  (3)      Name of merged plan:_________________________________
                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________
                           Effective date:______________________________________

                  (4)      Name of merged plan:_________________________________
                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________
                           Effective date:

                  (5)      Name of merged plan:_________________________________
                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________
                           Effective date:______________________________________

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                               All rights reserved.

                                    ADDENDUM

                 RE: SAFE HARBOR MATCHING EMPLOYER CONTRIBUTION
                                      FOR

         PLAN NAME:        Amkor Technology, Inc., 401(K) Plan

         (a)      SAFE HARBOR MATCHING EMPLOYER CONTRIBUTION FORMULA

                  NOTE: Matching Employer Contributions made under this Option must be 100% vested when made and may only be distributed because of death, disability, separation from service, age 59 1/2, or termination of the Plan without the establishment of a successor plan. In addition, each Plan Year, the Employer must provide written notice to all Active Participants of their rights and obligations under the Plan.

                  (1)      [ ]      100% of the first 3% of the Active
                                    Participant's Compensation contributed to the Plan and 50% of the next 2% of the Active Participant's Compensation contributed to the Plan.

                           (A)      [ ]      Safe harbor Matching Employer
                                             Contributions shall not be made on
                                             behalf of Highly Compensated
                                             Employees.

                           NOTE: If the Employer selects this formula and does not elect Option 1.10(b), Additional Matching Employer Contributions, Matching Employer Contributions will automatically meet the safe harbor contribution requirements for deemed satisfaction of the "ACP" test. (Employee Contributions must still be tested.)

                  (2)      [ ]       Other Enhanced Match:

                           _________% of the first_________% of the Active Participant's Compensation contributed to the plan,

                           _________% of the next_________% of the Active Participant's Compensation contributed to the plan,

                           _________% of the next_________% of the Active Participant's Compensation contributed to the plan.

                           NOTE: To satisfy the safe harbor contribution requirement for the "ADP" test, the percentages specified above for Matching Employer Contributions may not increase as the percentage of Compensation contributed increases, and the aggregate amount of Matching Employer Contributions at such rates must at least equal the aggregate amount of Matching Employer Contributions which would be made under the percentages described in (a)(1) of this Addendum.

                           (A)      [ ]      Safe harbor Matching Employer
                                             Contributions shall not be made on
                                             behalf of Highly Compensated
                                             Employees.

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                              All rights reserved.

                           (B)      [ ]      The formula specified above is also
                                             intended to satisfy the safe harbor
                                             contribution requirement for deemed
                                             satisfaction of the "ACP" test with
                                             respect to Matching Employer
                                             Contributions. (Employee
                                             Contributions must still be
                                             tested.)

                                    NOTE: To satisfy the safe harbor
                                    contribution requirement for the "ACP" test, the Deferral Contributions and/or Employee Contributions matched cannot exceed 6% of a Participant's Compensation.

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                               All rights reserved.

                                    ADDENDUM

             RE: SAFE HARBOR NONELECTIVE EMPLOYER CONTRIBUTION
                                       FOR

         PLAN NAME:        Amkor Technology, Inc., 401(K) Plan

         (a)      SAFE HARBOR NONELECTIVE EMPLOYER CONTRIBUTION ELECTION

                  (1)      [ ]      For each Plan Year, the Employer shall
                                    contribute for each eligible Active
                                    Participant an amount equal to__________%
                                    (NOT LESS THAN 3% NOR MORE THAN 15%) of such
                                    Active Participant s Compensation.

                  (2)      [ ]      The Employer may decide each Plan Year
                                    whether to amend the Plan by electing and completing (A) below to provide for a contribution on behalf of each eligible
                                    Active Participant in an amount equal to at least 3% of such Active Participant s
                                    Compensation.

                           NOTE: An Employer that has selected Subsection (a)(2) above must amend the Plan by electing (A) below and completing the Amendment Execution Page no later than 30 days prior to the end of each Plan Year for which safe harbor Nonelective Employer Contributions are being made.

                           (A)      [ ]      For the Plan Year beginning
                                             _________, the Employer shall
                                             contribute for each eligible Active
                                             Participant an amount equal to %
                                             (not less than 3% nor more than
                                             15%) of such Active Participant s
                                             Compensation.

                  NOTE: Safe harbor Nonelective Employer Contributions must be 100% vested when made and may only be distributed because of death, disability, separation from service, age 59 1/2, or termination of the Plan without the establishment of a successor plan. In addition, each Plan Year, the Employer must provide written notice to all Active Participants of their rights and obligations under the Plan.

         (b)      [ ]      Safe harbor Nonelective Employer Contributions shall
                           not be made on behalf of Highly Compensated
                           Employees.

         (c)      [ ]      In conjunction with its election of the safe harbor
                           described above, the Employer has elected to make
                           Matching Employer Contributions under Subsection 1.10 that are intended to meet the requirements for deemed satisfaction of the ACP test with respect to Matching
                           Employer Contributions.

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                               All rights reserved.

                                    ADDENDUM

                    RE: PROTECTED IN-SERVICE WITHDRAWALS
                                      FOR

         PLAN NAME:        Amkor Technology, Inc., 401(K) Plan

         (a) RESTRICTIONS ON IN-SERVICE WITHDRAWALS OF AMOUNTS HELD FOR SPECIFIED PERIOD - The following restrictions apply to in-service withdrawals made in accordance with Subsection 1.18(d)(1)(A) (CANNOT INCLUDE ANY MANDATORY SUSPENSION OF CONTRIBUTIONS RESTRICTION):

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

         (b) RESTRICTIONS ON IN-SERVICE WITHDRAWALS BECAUSE OF PARTICIPATION IN PLAN FOR 60 OR MORE MONTHS - The following restrictions apply to in-service withdrawals made in accordance with Subsection 1.18(d)(1)(B) (CANNOT INCLUDE ANY MANDATORY SUSPENSION OF CONTRIBUTIONS RESTRICTION):

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

         (c)      [ ]      OTHER IN-SERVICE HARDSHIP WITHDRAWAL PROVISIONS - In-
                           service hardship withdrawals are permitted from a Participant s Deferral Contributions Account and the other sub-accounts specified below, subject to the conditions otherwise applicable to hardship withdrawals from a Participant s Deferral
                           Contributions Account:

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                               All rights reserved.

         (d)      [ ]      OTHER IN-SERVICE WITHDRAWAL PROVISIONS - In-service
                           withdrawals from a Participant's Accounts specified below shall be available to Participants who satisfy the requirements also specified below:

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

                 (1)       [ ]      The following restrictions apply to a
                                    Participant's Account following an
                                    in-service withdrawal made pursuant to (d) above (CANNOT INCLUDE ANY MANDATORY
                                    SUSPENSION OF CONTRIBUTIONS RESTRICTION):

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                               (C) 2001 FMR Corp.
                               All rights reserved.

                                    ADDENDUM

                              RE: FORMS OF PAYMENT
                                       FOR

         PLAN NAME:        Amkor Technology, Inc., 401(K) Plan

         (a) The following optional forms of annuity will continue to be offered under the Plan:

                  __________________________________________________________

         (b)      The forms of payment described in Section 1.19(b), (c) and/or
                  (d) apply to the following class(es) of Participants:

                  __________________________________________________________

                  NOTE: Please indicate if different classes of Participants are subject to different forms of payment.

         (c) The following forms of payment were previously available under the Plan but will be eliminated as of the date specified in subsection (4) below (check the applicable (box(es) and complete (4)):

                  (1)      [ ]      INSTALLMENT PAYMENTS.

                  (2)      [ ]      ANNUITIES.

                           (A)      [ ]      The normal form of payment under
                                             the Plan was a lump sum and all
                                             optional annuity forms of payment
                                             not listed under Section
                                             1.19(c)(2)(A)(i) are eliminated.
                                             The eliminated forms of payment
                                             include the following:

                           (B)      [ ]      The normal form of payment under
                                             the Plan was a life annuity and all
                                             annuity forms of payment not listed
                                             under Section 1.19(c)(2)(B) are
                                             eliminated. (COMPLETE (i) AND (ii)
                                             AND, IF APPLICABLE, (iii).)

                                             (i)      The normal form for
                                                      married Participants was a
                                                      qualified joint and _____
                                                      % (AT LEAST 50%) survivor
                                                      annuity. The normal form
                                                      for unmarried Participants
                                                      was a single life annuity,
                                                      unless a different form is
                                                      specified below:

                                                      __________________________

                                             (ii)     The qualified
                                                      preretirement survivor
                                                      annuity provided to a
                                                      Participant's spouse was
                                                      purchased with ____ (AT
                                                      LEAST 50%) of the
                                                      Participant's Account.

                                             (iii)    The other annuity form(s)
                                                      of payment previously
                                                      available under the Plan
                                                      included the following:

                                                      __________________________

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001

                                (C) 2001 FMR Corp.
                                All rights reserved.

                  (3)      [ ]      OTHER NON-ANNUITY FORMS OF PAYMENT.  All
                                    other non-annuity forms of payment that are not listed in Section 1.19(d) but that were previously available under the Plan are eliminated. The eliminated non-annuity forms of payment include the following:

                                    ________________________________________

                  (4)      The form(s) of payment described in this Subsection
                           (c) will not be offered to Participants who have an Annuity Starting Date which occurs on or after ________(CANNOT BE EARLIER THAN SEPTEMBER 6, 2000). Notwithstanding the date entered above, the forms of payment described in this Subsection (c) will continue to be offered to Participants who have an Annuity Starting Date that occurs (1) within 90 days following the date the Employer provides affected Participants with a summary that satisfies the requirements of 29 CFR 2520.104b-3 and that notifies them of the elimination of the applicable form(s) of payment, but (2) no later than the first day of the second Plan Year following the Plan Year in which the amendment eliminating the applicable form(s) of payment is adopted.

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                               All rights reserved.

                                    ADDENDUM

                            RE: VESTING SCHEDULE
                                      FOR

         PLAN NAME:        Amkor Technology, Inc., 401(K) Plan

         (a)      MORE FAVORABLE VESTING SCHEDULE

                  (1) The following vesting schedule applies to the class of Participants described in (a)(2) below:

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

                  (2) The vesting schedule specified in (a)(1) above applies to the following class of Participants:

                           _______________________________________________

         (b)      [ ]      ADDITIONAL VESTING SCHEDULE

                  (1) The following vesting schedule applies to the class of Participants described in (b)(2) below:

                           _____________________________________________________

                           _____________________________________________________

                           _____________________________________________________

                  (2) The vesting schedule specified in (b)(1) above applies to the following class of Participants:

                           _____________________________________________________

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                               All rights reserved.

                                    ADDENDUM

                          RE: POSTPONED DISTRIBUTIONS
                                      FOR

         PLAN NAME:        Amkor Technology, Inc., 401(K) Plan

         POSTPONEMENT OF CERTAIN DISTRIBUTIONS TO ELIGIBLE PARTICIPANTS - The types of distributions specified below to eligible Participants of their vested interests in their Accounts shall be postponed for the period also specified below:

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________

         Notwithstanding the foregoing, if the Employer selected an Early Retirement Age in Subsection 1.14(b) that is the later of an attained age or completion of a specified number of years of Vesting Service, any Participant who terminates employment on or after completing the required number of years of Vesting Service, but before attaining the required age shall be eligible to commence distribution of his vested interest in his Account upon attaining the required age.

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                                (C) 2001 FMR Corp.
                                All rights reserved.

                                    ADDENDUM

                               RE: 415 CORRECTION
                                      FOR

         PLAN NAME:        Amkor Technology, Inc., 401(K) Plan

         (a) OTHER FORMULA FOR LIMITING ANNUAL ADDITIONS TO MEET 415 - If the Employer, or any employer required to be aggregated with the Employer under Code Section 415, maintains any other qualified defined contribution plans or any "welfare benefit fund", "individual medical account", or "simplified medical account", annual additions to such plans shall be limited as follows to meet the requirements of Code Section 415:

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                               All rights reserved.

                                    ADDENDUM

                            RE: 416 CONTRIBUTION
                                      FOR

         PLAN NAME:        Amkor Technology, Inc., 401(K) Plan

         (a) OTHER METHOD OF SATISFYING THE REQUIREMENTS OF 416 - If the Employer, or any employer required to be aggregated with the Employer under Code Section 416, maintains any other qualified defined contribution or defined benefit plans, the minimum benefit requirements of Code Section 416 shall be satisfied as follows:

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                               All rights reserved.

                                SNAP OFF ADDENDUM

                     RE: EFFECTIVE DATES FOR GUST COMPLIANCE
                                       FOR

         PLAN NAME:        Amkor Technology, Inc., 401(K) Plan

         Notwithstanding any other provision of the Plan to the contrary, to comply with changes required by the Retirement Protection Act of 1994 ("GATT"), the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), the Small Business Job Protection Act of 1996 ("SBJPA"), the Taxpayer Relief Act of 1997 ("TRA '97") and the Internal Revenue Service Restructuring and Reform Act of 1998 (collectively, "GUST"), the following provisions shall apply effective as of the dates set forth below:

         (a) THE FOLLOWING ELECTIONS WERE IN EFFECT FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 1997 AND ENDING BEFORE THE DATE SPECIFIED IN SUBSECTION 1.01(g)(2):

                  (1) HCE DETERMINATIONS HISTORY - The Plan was operated in accordance with the provisions of Subsections 1.06(a) and 1.06(b), unless otherwise provided below.

                           (A)      [ ]      HCE DETERMINATIONS: LOOK BACK YEAR
                                             ELECTIONS - For the following Plan
                                             Year(s), the Plan was operated in
                                             accordance with a different look
                                             back year election as provided
                                             below:

                           (B)      [ ]      HCE DETERMINATIONS: TOP PAID GROUP
                                             ELECTIONS - For the following Plan
                                             Year(s), the Plan was operated in
                                             accordance with a different top
                                             paid group election as provided
                                             below:

                  (2) ADP/ACP TESTING METHODS HISTORY - The Plan was operated using the testing method shown in Subsection 1.06(a), unless otherwise provided below.

                           (A)      [ ]      For the following Plan Years, the
                                             Plan was operated in accordance
                                             with a different method as provided
                                             below:

                                             ___________________________________

                                             ___________________________________

                  (3) FIRST YEAR TESTING METHOD - If the first Plan Year that the Plan, other than a successor plan, permitted Deferral Contributions or provided for either Employee or Matching Employer Contributions, occurred on or after January 1, 1997 but prior to the Effective Date specified in Subsection 1.01(g)(2), the ADP and/or ACP test for such first Plan Year was applied using the actual ADP and/or ACP of Non-Highly Compensated Employees for such first Plan Year, unless otherwise provided below.

                           (A)      [ ]      The ADP and/or ACP test for the
                                             first Plan Year that the Plan
                                             permitted Deferral Contributions or
                                             provided for either Employee or
                                             Matching Employer Contributions was
                                             applied assuming a 3% ADP and/or
                                             ACP for Non-Highly Compensated
                                             Employees.

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                               All rights reserved.

         (b) THE FOLLOWING PROVISIONS ARE EFFECTIVE AS OF THE FOLLOWING DATES, EXCEPT AS OTHERWISE PROVIDED IN THE APPLICABLE SUBSECTION(S) (A):

                  (1) The definition of "Required Beginning Date" in Subsection 2.01(ss) is effective January 1, 1997.

                           (A)      [ ]      Later effective date applicable to
                                             the definition of Required
                                             Beginning Date in Subsection
                                             2.01(ss):_____________ (CANNOT
                                             BE LATER THAN THE JANUARY 1
                                             FOLLOWING THE DATE SPECIFIED IN
                                             SUBSECTION 1.01(g)(2)).

                  (2) The elimination of all family aggregation rules is effective for Plan Years beginning on or after January 1, 1997.

                           (A)      [ ]      Later effective date applicable to
                                             elimination of family aggregation
                                             rules:__________ (CANNOT BE LATER
                                             THAN THE FIRST DAY OF THE PLAN YEAR
                                             IN WHICH THE DATE SPECIFIED IN
                                             SUBSECTION 1.01(g)(2) OCCURS).

                  (3)      The inclusion in Compensation for purposes of Code
                           Section 415 of amounts excluded from gross income under a salary reduction agreement by reason of the application of Code Sections 125, 402(e)(3), 402(h), or 403(b), as provided in Subsection 6.12(d), is effective for Limitation Years beginning on or after January 1, 1998.

                           (A)      [ ]      Later effective date applies to
                                             modification of definition of
                                             Compensation for Code Section 415
                                             purposes:_________ (CANNOT BE LATER
                                             THAN THE FIRST DAY OF THE
                                             LIMITATION YEAR IN WHICH THE DATE
                                             SPECIFIED IN SUBSECTION 1.01(g)(2)
                                             OCCURS).

                  (4) The increase in the cash out limitation from $3,500 to $5,000 is effective the first day of the first Plan Year beginning after August 5, 1997.

                           (A)      [ ]      Later effective date applies to
                           increase in cash out limitation:___________(CANNOT BE LATER THAN THE DATE SPECIFIED IN SUBSECTION 1.01(g)(2)).

                  (5) The elimination of the "look back" requirement for mandatory cashouts with respect to Participants whose Accounts are not subject to the requirements of
                           Section 14.04 shall be effective with respect to distributions made on or after March 22, 1999.

                           (A)      [ ]      Later effective date applies to
                                             elimination of look back
                                             requirement for mandatory cashouts:
                                             _____________(CANNOT BE LATER THAN
                                             THE DATE SPECIFIED IN SUBSECTION
                                             1.01(g)(2)).

                  (6) The exclusion from the definition of eligible rollover distribution in Subsection 13.04(c) of hardship withdrawals of Deferral Contributions made in accordance with the provisions of Section 10.05 or the Protected In-Service Withdrawal Addendum to the Adoption Agreement is effective for distributions made on or after January 1, 1999.

                           (A)      [ ]      Later effective date applies to
                                             rollover treatment of hardship
                                             withdrawals of Deferral
                                             Contributions:____________ (CANNOT
                                             BE LATER THAN THE EARLIER OF
                                             JANUARY 1, 2000 OR THE DATE
                                             SPECIFIED IN SUBSECTION
                                             1.01(g)(2)).

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                               All rights reserved.

         (c)      THE FOLLOWING PROVISIONS ARE EFFECTIVE AS OF THE FOLLOWING
                  DATES:

                  (1) The inclusion in Compensation of amounts excluded from gross income under a salary reduction agreement by reason of the application of Code Sections 132(f)(4) (the 132(f) Amendment ), as provided in Subsections 2.01(s) and 2.01(z) and Sections 5.02 and
                           15.03 is effective for Plan Years beginning on or after January 1, 2001, or, if earlier, the first day of the Plan Year in which the Plan has been operated in accordance with the 132(f) Amendment, but, in no case earlier than the first Plan Year beginning on or after January 1, 1998.

                           The 132(f) Amendment, as provided in Subsection 6.12(d) is effective for Limitation Years beginning on or after January 1, 2001, or, if earlier, the first day of the Limitation Year in which the Plan has been operated in accordance with the 132(f) Amendment, but, in no case earlier than the first Limitation Year beginning on or after January 1, 1998.

                  (2) The definition of "Highly Compensated Employee" in Subsection 2.01(z) is effective for Plan Years beginning on or after January 1, 1997.

                  (3) The definition of "Leased Employee" in Subsection 2.01(cc) is effective for Plan Years beginning on or after January 1, 1997.

                  (4) The change in the "maximum permissible amount", as defined in Subsection 6.01(r), to $30,000 adjusted for cost of living increases, is effective for Limitation Years beginning on or after January 1, 1995.

                  (5)      The rules for applying the ADP test, described in
                           Section 6.03, and the ACP test, described in Section
                           6.06 are effective for Plan Years beginning on or after January 1, 1997.

                  (6) The rules for allocating and distributing excess contributions , as provided in Section 6.04, and the rules for allocation, distribution and forfeiture of excess aggregate contributions , as provided in
                           Section 6.07 are effective for Plan Years beginning on or after January 1, 1997.

                  (7) The 4% limitation on discretionary matching employer contributions in the event the Plan is intended to satisfy the safe harbor contribution requirements under the Code such that the ADP test (and, if applicable, the ACP test) is deemed satisfied is effective only for Plan Years beginning on or after January 1, 2000.

                  (8)      The provisions of Section 18.03, regarding the Code
                           Section 401(a)(13)(C) and (D) exceptions to the nonalienability of benefits rules, apply to judgments, orders, and decrees issued and settlement agreements entered into on or after August 5, 1997.

                  (9) The provisions of Section 18.07, regarding veterans reemployment rights, are effective December 12, 1994.

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                               All rights reserved.

         (d) FOR PLAN YEARS ENDING BEFORE THE DATE SPECIFIED IN SUBSECTION 1.01(G)(2), THE PROVISIONS OF THIS AMENDMENT AND RESTATEMENT THAT ARE RELATED TO GUST SHALL APPLY IN ACCORDANCE WITH THE PROVISIONS OF THIS AMENDMENT AND RESTATEMENT, EXCEPT AS OTHERWISE PROVIDED BELOW:

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

         (e) FOR PLAN YEARS ENDING BEFORE THE DATE SPECIFIED IN SUBSECTION 1.01(G)(2), THE PROVISIONS OF THIS AMENDMENT AND RESTATEMENT THAT ARE RELATED TO GUST SHALL APPLY TO ALL PLANS MERGED INTO THE PLAN DURING THE PERIOD COVERED BY THIS ADDENDUM EXCEPT TO THE EXTENT ANY SUCH MERGED PLAN IS AMENDED TO PROVIDE OTHERWISE OR AS PROVIDED BELOW:

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                               All rights reserved.

        THE CORPORATEPLAN FOR RETIREMENT(SM) (PROFIT SHARING/401(K) PLAN)

                         ADDENDUM TO ADOPTION AGREEMENT

                       FIDELITY BASIC PLAN DOCUMENT No. 02

    RE: ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 ( EGTRRA )
                                 AMENDMENTS FOR

         PLAN NAME: AMKOR TECHNOLOGY, INC., 401(K) PLAN

         PREAMBLE

         ADOPTION AND EFFECTIVE DATE OF AMENDMENT. This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided below, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

         SUPERSESSION OF INCONSISTENT PROVISIONS. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

         (a)      CATCH-UP CONTRIBUTIONS. The Employer must select either (1) or
                  (2) below to indicate whether eligible Participants age 50 or older by the end of a calendar year will be permitted to make catch-up contributions to the Plan, as described in Section 5.03(b)(1):

                  (1) [X] Catch-up contributions shall apply effective January 1, 2002, unless a later effective date is specified herein,

                  (2) [ ] Catch-up contributions shall not apply.

                  NOTE: The Employer must NOT select (a)(1) above unless all plans of all employers treated, with the Employer, as a single employer under subsections (b), (c), (m), or (o) of Code
                  Section 414 also permit catch up contributions (except a plan maintained by the Employer that is qualified under Puerto Rico law), as provided in Code Section 414(v)(4) and IRS guidance issued thereunder. The effective date applicable to catch-up contributions must likewise be consistent among all plans described immediately above, to the extent required in Code
                  Section 414(v)(4) and IRS guidance issued thereunder.

         (b) PLAN LIMIT ON ELECTIVE DEFERRAL FOR PLANS PERMITTING CATCH-UP CONTRIBUTIONS. This Section (b) is inapplicable if the Plan converted to this Fidelity document from any other document effective after April 1, 2002.

                  For Plans that permit catch-up contributions beginning on or before April 1, 2002, pursuant to (a)(1) above, the 60% Plan Limit described in Section 5.03(b)(2) shall apply beginning April 1, 2002, unless (b)(1) or (b)(2) is selected below. For Plans that permit catch up contributions beginning after April 1, 2002, pursuant to (a)(1) above, the Plan Limit set out in
                  Section 1.07(a)(1) shall continue to apply unless and until the Employer's election in (b)(2) below, if any, provides for a change in the Plan Limit.

                  (1) [ ] The Plan Limit set out in Section 1.07(a)(1) shall continue to apply on and after April 1, 2002.

                  (2) [ ] The Plan Limit set out in Section 1.07(a)(1) shall continue to apply until __________(cannot be before April 1, 2002), and the Plan Limit after that date shall be __________% of Compensation each payroll period.

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                               All rights reserved.

         (c) MATCHING EMPLOYER CONTRIBUTIONS ON CATCH-UP CONTRIBUTIONS. The Employer must select the box below only if the Employer selected (a)(1) above, and the Employer wants to provide Matching Employer Contributions on catch-up contributions. In that event, the same rules that apply to Matching Employer Contributions on Deferral Contributions other than catch-up contributions will apply to Matching Employer Contributions on catch-up contributions.

                  [ ] Notwithstanding anything in 2.01(l) to the contrary, Matching Employer Contributions under Section 1.10 shall apply to catch-up contributions described in
                           Section 5.03(b)(1).

         (d) VESTING OF MATCHING EMPLOYER CONTRIBUTIONS. Complete this section (d) only if the vesting schedule for Matching Employer Contributions under the Plan must be amended to comply with EGTRRA. This is the case if, in the absence of an amendment, the vesting schedule for Matching Employer Contributions would not be at least as rapid as Three-Year Cliff or Six-Year Graded Vesting, effective for Participants with at least one Hour of Service on or after the first Plan Year beginning after December 31, 2001, subject to the rule described in (2) below. Complete (d)(1) to specify the new vesting schedule; any vesting schedule changes must conform to the requirements of Section 16.04 of the Plan. Only complete (d)(2) if your Plan is maintained pursuant to a collective bargaining agreement ratified by June 7, 2001. Complete (d)(3) if the Employer wants to apply the vesting schedule selected in
                  (d)(1) to only the portion of a Participant s accrued benefits derived from Matching Employer Contributions for Plan Years beginning after December 31, 2001.

                  (1) VESTING SCHEDULE FOR MATCHING EMPLOYER CONTRIBUTIONS. Unless the Employer checks the box in (d)(3) of this EGTRRA Amendments Addendum, the Vesting Schedule set forth below shall apply to all accrued benefits derived from Matching Employer Contributions for Participants who complete an Hour of Service under the Plan in a Plan Year beginning after December 31, 2001, regardless of the Plan Year for which such contributions are made, subject to the Employer s election of a later effective date as indicated in
                           (d)(2) below:

                           [ ]      100% Vesting immediately

                           [ ]      3-Year Cliff (see C below)

                           [ ]      6-Year Graded (see E below)

                           [ ] Other Vesting Schedule (complete G3 below, but must be at least as favorable as either C or E)

                     APPLICABLE VESTING SCHEDULE
-------------------------------------------------------------
    YEARS OF
VESTING SERVICE               C            E              G3
-------------------------------------------------------------
       0                      0%           0%             -%
-----------------------------------------------------------
       1                      0%           0%             -%
-----------------------------------------------------------
       2                      0%          20%             -%
-----------------------------------------------------------
       3                    100%          40%             -%
-----------------------------------------------------------
       4                    100%          60%             -%
-----------------------------------------------------------
       5                    100%          80%             -%
-----------------------------------------------------------
   6 or more                100%         100%           100%

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                               All rights reserved.

                  (2) DELAYED EFFECTIVE DATE FOR PLANS SUBJECT TO COLLECTIVE BARGAINING. If the plan is maintained pursuant to one or more collective bargaining agreements ratified by June 7, 2001, the effective date for faster vesting of Matching Employer Contributions for Participants covered by such a collective bargaining agreement can be delayed by checking the box below and inserting the effective date, which is the first day of the first Plan Year beginning on or after the earlier of (i) January 1,2006, or (ii) the later of the date on which the last of the collective bargaining agreements described above terminates (without regard to any extension on or after June 7, 2001), or January 1, 2002.

                           [ ]    The vesting schedule elected by the Employer
                                    in (d)(1) above shall apply to those
                                    Participants covered by a collective
                                    bargaining agreement(s) ratified by June 7, 2001, who have at least one Hour of Service on or after _________ . Unless the Employer selects the box in (d)(3) below, the vesting schedule selected in (d)(1) above shall apply to the entire accrued benefit derived from Matching Employer Contributions of such Participants with an Hour of Service in a Plan Year beginning on or after the date specified herein. For all other Participants, the vesting schedule shall apply as of the date and in the manner described in (d)(1) and, where applicable,
                                    (d)(3).

                  (3) GRANDFATHERED APPLICATION OF PRIOR VESTING SCHEDULE. The Employer must check the box below only if the Employer wants to grandfather an existing vesting schedule and apply the vesting schedule that the Employer selected in (d)(1) above to only that portion of a Participant s accrued benefit derived from Matching Employer Contributions for Plan Years beginning after December 31, 2001, (and/or for Plan Years beginning on or after the date specified in
                           (d)(2), for any Participants subject to (d)(2), if selected by the Employer).

                           [ ]    The Vesting Schedule in (d)(1) above shall
                                    apply only to the portion of a Participant s accrued benefits derived from Matching Employer Contributions under the Plan in a Plan Year beginning after December 31, 2001, or such later date applicable to the Participant if specified in (d)(2) above.

         (e) ROLLOVERS OF AFTER-TAX EMPLOYEE CONTRIBUTIONS TO THE PLAN. The Employer must mark the box below only if the Employer does not want the Plan to accept Participant Rollover Contributions of qualified plan after-tax employee contributions, as described in Section 5.06, which would otherwise be effective for distributions after December 31, 2001:

                  [ ] Participant Rollover Contributions or direct rollovers of qualified plan after-tax employee contributions shall not be accepted by the Plan at any time.

         (f) APPLICATION OF THE SAME DESK RULE. The Employer must mark the box below only if the Employer wants to discontinue the application of the same desk rule set forth in Section 12.01(a).

                  [X] Effective for distributions from the Plan after December 31, 2001, or such later date as specified herein 01/01/2002, a Participant s elective deferrals, qualified nonelective contributions and qualified matching contributions, if applicable, and earnings attributable to such amounts shall be distributable, upon a severance from employment as described in Section 12.01(b), effective only for severances occurring after ______ (or, if no date is entered, regardless of when the severance occurred).

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                               All rights reserved.

                               AMENDMENT EXECUTION
                                (FIDELITY'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this _____ day of _____________________, _______________.

EMPLOYER: ___________________________   EMPLOYER: ______________________________

By:      ____________________________   By:      _______________________________

Title:   ____________________________   Title:   _______________________________

ACCEPTED BY:  Fidelity Management Trust Company, as Trustee

By:      ____________________________   Date:    _______________________________

Title:   ____________________________

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                               All rights reserved.

AMENDMENT EXECUTION
 (EMPLOYER'S COPY)

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this _____ day of ________________, __________.

EMPLOYER: ___________________________   EMPLOYER: ______________________________

By:      ____________________________   By:      _______________________________

Title:   ____________________________   Title:   _______________________________

ACCEPTED BY:  Fidelity Management Trust Company, as Trustee

By:      ____________________________   Date:    _______________________________

Title:   ____________________________

Plan Number: 46674
The CORPORATEplan for Retirement(SM)                             Non-Std PS Plan
                                                                      12/05/2001
                               (C) 2001 FMR Corp.
                               All rights reserved.